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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Purusant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           October 5, 1998
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                             VSI Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-10927               84-1104448
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


5801 Goshen Springs Road, Norcross, Georgia                     30071
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 (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code          (770) 242-7566
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                                 Not applicable
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         (Former name or former address, if changed since last report)





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ITEM 5.    OTHER EVENTS.

     Reference is made to Exhibit 99.1 attached hereto, which, in accordance with the safe harbor provided by Rule 135c under the Securities Act of 1933, as amended, discloses a private placement of term notes and warrants currently being conducted by VSI Enterprises, Inc.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Exhibits:

      99.1 Press Release dated October 5, 1998 regarding private placement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VSI ENTERPRISES, INC.



                                        By: /s/ Julia B. North
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                                           Julia B. North, President and Chief
                                           Executive Officer

Dated: October 5, 1998
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                                 EXHIBIT INDEX


Exhibit
Number     Description of Exhibit
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 99.1      Press Release dated October 5, 1998 regarding private placement.